WIRELESS LINK


Wednesday, May 16, 2001

Mark Gifford, President
Concentrax

Mark,

As discussed yesterday, please find below pricing for ten (10) Microburst AssetVision units with external battery, battery cable, battery bracket, cigarette lighter adapter cable and stealth Cellular/GPS antenna.

------------------------------------------------------------------------------
Part#                Description            Quantity   Price     Extended
------------------------------------------------------------------------------
        015-00008       Microburst Asset       10     $600.00    $6,000.00
                             Vision
------------------------------------------------------------------------------
        753-00002     Yuasa Lead Acid 2Ahr     10      $45.00     $450.00
                             Battery
------------------------------------------------------------------------------
        710-00014         Battery Cable        10      25.00      $250.00
------------------------------------------------------------------------------
       831-00009 &       Battery Bracket       10      $5.00      $50.00
        831-00008
------------------------------------------------------------------------------
        650-00004           Dual Mode          10      $45.00     $450.00
                      Cellular/GPS Stealth
                       Antenna (Optional)
------------------------------------------------------------------------------
Total                                                            $7,200.00
------------------------------------------------------------------------------
                   Note: The above items are FOB Milpitas, CA.

Here are the Wireless Link/Televoke recommended proceedings:

     1) Concentrax to immediately provide Wireless Link a completed Credit Application, Purchase Order for the above assemblies to meet your demonstration and testing requirements and a Federal Expressed Check for $7,250.00 ($50 extra - estimate for shipping charges given FOB Milpitas, CA).

     2) After receipt and clearing of check for $7,200, Wireless Link will ship to Televoke the 10 assemblies mentioned above. They will then load and test the assemblies after adding Mobile Identification Numbers (MIN's) and the Concentrax configuration.

     3) Following the above, Televoke will then ship the completed assemblies to Concentrax.

Please let me know when you would like to proceed.

Best Regards,

/s/

Tim Buchner, Sales Manager
Wireless Link, a division of CSI Wireless


                1909 Milmont Drive o Milpitas, California 95035
                  o Phone (408) 719-1100 o Fax (408) 719-9646